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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                                 AUGUST 14, 2002
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                  1-10308                  06-0918165
        (STATE OR OTHER       (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
          JURISDICTION                                  IDENTIFICATION NUMBER)
      OF INCORPORATION OR
         ORGANIZATION)

       9 WEST 57TH STREET
          NEW YORK, NY                                           10019
     (ADDRESS OF PRINCIPAL                                     (ZIP CODE)
       EXECUTIVE OFFICE)



                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                      NONE
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


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Item 9.  Regulation FD Disclosure

           EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

      On August 14, 2002, we announced that our Chairman and Chief Executive Officer, Henry R. Silverman, and our Chief Financial Officer, Kevin M. Sheehan, have executed and filed the statements required by the Securities and Exchange Comission's June 27, 2002 order and Section 906 of the Sarbanes-Oxley Act.

      We also announced that we filed today a Form 10-K/A for 2001, which reflects the classification of National Car Parks, which we sold in May 2002, as a discontinued operation. The Form 10-K/A also includes certain changes from our initial Form 10-K filed on April 1, 2002 in response to comments received from the SEC as a result of the SEC's previously announced policy to review the 2001 Form 10-K's of all Fortune 500 companies. Other than the effect of reclassifying NCP as a discontinued operation, there were no changes to the financial results as previously reported.

      In addition to various disclosures requested by the SEC Division of Corporation Finance, and reflected in our Form 10-K/A, on August 2, 2002, we responded to the SEC's initial comments and furnished additional information to the staff of the SEC. The SEC has indicated that it is in the process of reviewing and evaluating our responses and has requested additonal information and/or clarification with respect to certain accounting and disclosure matters, including transactions with affiliates. At this time the SEC has not requested any material modification to our Form 10-K/A or Form 10-Q's. We believe that the accounting and disclosure in our filed reports is appropriate.

      We also noted that, after reviewing all of the SEC comments, our auditors, Deloitte & Touche, LLP, have reissued their opinion on our 2001 financial statements contained in our Form 10-K/A filing, affirming their view that our financial statements are in compliance with all applicable GAAP and SEC requirements.

      We have made available on our website, at WWW.CENDANT.COM, a marked version of our Form 10-K/A which denotes the modifications from our original Form 10-K, as filed.

      A copy of the press release announcing the certification by our executives of our financial statements and a copy of their certifications are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated by reference herein.

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                                    SIGNATURE



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENDANT CORPORATION



                                    BY:    /s/ Eric J. Bock
                                   ------------------------------------
                                          Eric J. Bock
                                          Executive Vice President -- Law
                                          and Corporate Secretary


Date:  August 14, 2002








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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                          REPORT DATED AUGUST 14, 2002


                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

99.1 Press Release issued by Cendant Corporation on August 14, 2002, announcing the certification by Cendant executives of Cendant's financial statements.

99.2(a) Certifications signed by Messrs. Silverman and Sheehan under the Sarbanes-Oxley Act pursuant to Section 906 of the Sarbanes-Oxley Act.

99.2(b) Sworn statements signed by Messrs. Silverman and Sheehan pursuant to the SEC's June 27, 2002 order.